Investor Presentation FEBRUARY 27, 2020

Forward Looking Statements and Non-GAAP Measures This presentation contains forward-looking statements, including, in particular, statements about Interface’s plans, strategies and prospects. These are based on the Company’s current assumptions, expectations and projections about future events. Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward- looking statements will be achieved. Important factors, some of which may be beyond the Company’s control, that could cause actual results to differ materially from management’s expectations include the matters discussed under the heading “Risk Factors” included in the Company’s Quarterly Report on Form 10-Q for the period ended September 29, 2019 and its most recent Annual Report on Form 10-K, which discussions are hereby incorporated by reference, as well any risks arising from lawsuits, investigations and other legal proceedings that Interface is party to from time to time. Forward-looking statements in this presentation include, without limitation, the information set forth on the slides titled “Investment Thesis”, “Growth and Value Creation Strategy” and “Premium Player in the Specified Channel”, and the section of this presentation titled “Growth and Value Creation”. Other forward-looking statements can be identified by words such as “may,” “expect,” “forecast,” “anticipate,” “intend,” “plan,” “believe,” “could,” “should”, “goal”, “aim”, “objective”, “seek,” “project,” “estimate,” “target,” and similar expressions. Forward- looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and meeting attendees not to place undue reliance on any such statements. This presentation includes certain financial measures not calculated in accordance with U.S. GAAP. They may be different from similarly titled non-GAAP measures used by other companies, and should not be used as a substitute for, or considered superior to, GAAP measures. Reconciliations to the most directly comparable GAAP measures appear in the Appendix. 2

Interface at a Glance Interface is a global leader of commercial flooring solutions including carpet tile, luxury vinyl tile (LVT) and rubber flooring. ($ in millions, except EPS) FYE FYE % 2018 2019 growth Headquartered in Atlanta, GA Net Sales $1,180 $1,343 14% Adj Operating Income* $134 $150 12% 7 manufacturing locations on 4 continents Adj EPS (Diluted)* $1.49 $1.59 7% Net Debt* $538 $515 4,100 global employees Adj EBITDA* $186 $200 Net Debt / Adj EBITDA* 2.9x 2.6x Sales in over 110 countries REVENUE BY REGION REVENUE BY VERTICAL Over 1,100 Sales & Marketing professionals APAC Corporate Americas Office All products are Carbon Neutral 14% 49% 29% 57% 51% Global Sustainability leader EMEA Non-Office * See Appendix for a reconciliation of Non-GAAP figures 3 Note: Geographic breakdown and segment figures represent FYE 2019

Investment Thesis • Leading commercial brands that are participating in growth areas of the industry • Share leader in a $39 billion global commercial flooring category: – Leading share in carpet tile and rubber – Growing share in LVT • Strong growth execution and positioned for future growth: – Selling system transformation is increasing salesforce productivity and delivering results – Segmentation strategy is increasing revenue and as the business further expands in healthcare, education, hospitality, and life sciences – Geographic diversification is leveraging global account growth opportunities – Cross-selling opportunities are expanding across the Interface, nora and FLOR brands • Recognized design leader in commercial flooring • Robust innovation pipeline ‒ Carbon Neutral Floors ‒ New backing technology with a path to first-ever carbon-negative carpet tile products ‒ Highly differentiated tufting technology ‒ Manufacturing efficiencies • Attractive gross profit margins • Global footprint with manufacturing on four continents to service local and global customers • Capacity to leverage existing SG&A spending • Strong cash flows to deleverage the balance sheet 4

Who We Are Established brand Global with a history manufacturing of innovation and a footprint with commitment to industry-leading sustainability gross margins Engaged customer- Leading centric culture global provider Strongest global focused on of commercial sales & marketing performance and flooring: Carpet Tile, capabilities galvanized around LVT, Rubber our sustainability mission 5

Growth and Value Creation Strategy Interface’s vision is to become the world’s most valuable interior products & services company Grow the Core Build Execute Optimize SG&A Carpet Tile a Resilient Supply Chain Resources Business Flooring Business Productivity Lead a World-Changing Sustainability Movement Centered Around Climate Take Back. 6

Interface Positioning

Attractive Product Portfolio Carpet Tile • Biomimicry-inspired random design (i2) • High recycled content • No glue installation (TacTiles®) • Faster, more profitable installation for contractors • Easily recycled (ReEntry® program) • Carbon neutral (Carbon Neutral Floors™) Luxury Vinyl Tile (LVT) • Creative design freedom • Complements and enhances our carpet tile portfolio − No transition strips needed − Same sizes as our carpet tiles • High acoustic value (Sound Choice™ backing) • Carbon neutral (Carbon Neutral Floors™) Rubber • norament® - modular rubber tiles • noraplan® - sheet rubber • Ideal for hygienic, safe flooring applications • Extremely durable with strong chemical resistance • Carbon neutral (Carbon Neutral Floors™) 8

Leading Global Provider of Commercial Flooring Solutions • Interface participates in the $39 Billion Global Commercial Flooring segment • We are the global share leader in the $5.0 Billion Carpet Tile segment which now exceeds the value of Broadloom globally • We entered the high growth $3.3 Billion LVT segment in 2017 • We entered the $1.0 Billion Rubber flooring segment with our acquisition of nora, the category leader • Our served market has expanded from ~$4.2 Billion a couple of years ago to over $9.0 Billion today GLOBAL COMMERCIAL FLOORING SEGMENT (in Billions) $5.0 Other $3.4 $3.3 $1.0 $11.7 $7.4 $1.9 Rubber $4.7 Source: Management estimates 9

Participating in Attractive Commercial Flooring Segments • Interface serves growing segments of hard and soft surface with the highest margins GLOBAL COMMERCIAL FLOORING: SEGMENT SIZE vs FORECASTED GROWTH and GROSS MARGIN 14% Bubble size = Global commercial value of category, 2019 12% LVT 10% 8% 6% Ceramic Tile 4% Carpet Tile Rubber 2% Wood Estimated CAGR through through 2024 CAGR Estimated 0% Broadloom Other Laminate (2%) Resilient (4%) 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Gross Margin Source: Management estimates 10

Brand Leader in the Specified Channel • Interface competes on design, sustainability and innovation, commanding a premium price point and industry leading margins • Interface is the share leader in the specified and end user channels of commercial carpet tile which are highly influenced by Architects & Designers GLOBAL CARPET TILE PRICE CATEGORIES 120 100 Interface maintains significant 80 share of the high-end and mid- range price points 60 There is opportunity to expand in low/mid-range price points 40 Volume (square meters in millions) in meters (square Volume 20 - Low End Mid-Range High End Interface <15% ~15-25% +25% Share Source: Management estimates 11

Global Sales and Manufacturing Platform • Sales in over 110 countries • Seven manufacturing locations on four continents • Over 1,100 sales & marketing professionals • Global supply chain management • Global account management • Unique blend of efficiency and customization AMERICAS EMEA ASIA-PACIFC 57% 29% 14% of Net Sales of Net Sales of Net Sales Carpet Manufacturing Facility Rubber Manufacturing Facility LVT Supplier Facility Showroom Note: Figures represent FYE 2019 12

Diversified Customer Verticals CORPORATE OFFICE • Highest penetration of carpet tile vs broadloom • Global Account management • Emerging market penetration BILLINGS BY SEGMENT EDUCATION • K-12 and higher education • Second highest penetration of carpet tile vs broadloom • Second largest market for rubber HOSPITALITY • Guest rooms, corridors and public spaces 49% • Named the brand standard or alternate at Hilton, Marriott, 51% IHG and Choice Hotels properties HEALTHCARE • Hospitals, MOB, Assisted Living, Senior Living and Life Sciences • Largest rubber market based on hygienic properties, chemical resistance and durability Office Non-Office RETAIL • Retail and bank branches • Significant opportunity for broadloom conversion Note: Figures represent proforma FYE 2018 • High penetration of LVT sales for Interface and nora combined 13

Growth and Value Creation

Growth and Value Creation Strategy Interface’s vision is to become the world’s most valuable interior products & services company Grow the Core Build Execute Optimize SG&A Carpet Tile a Resilient Supply Chain Resources Business Flooring Business Productivity Lead a World-Changing Sustainability Movement Centered Around Climate Take Back. 15

Grow the Core Carpet Tile Business • Enhance salesforce productivity – Capitalize on selling system transformation • Elevate and grow segments – Drive growth in priority segments including Corporate Office, Hospitality, Living and Education • Optimize product portfolio – Expand our portfolio to increase the addressable market, participating in lower price points • Lead the market in design and innovation – introduce new products that energize and inspire • Expanding global account presence • Provide carbon neutral products to meet increasing customer demand – with a plan to deliver carbon-negative products in 2020 • Continue to develop brand loyalty, by maintaining the strongest Net Promoter Score among A&D and End Users 16

Build a Resilient Flooring Business • Continue taking share in the high growth commercial LVT segment • Maximize cross-selling opportunities between nora® rubber flooring, LVT and carpet tile • Expand LVT offering in education and healthcare market with specialized 3mm product • Expand global participation • Strategically expand product portfolio with a robust innovation pipeline • Provide carbon neutral products to meet increasing customer demand while committing to reduce the carbon footprint of LVT and rubber products 17

Purpose-Driven Culture Galvanized Around a Common Sustainability Mission 2019 Recognition Our sustainability journey began in GlobeScan SustainAbility Leaders Report 1994, led by our founder, Ray Anderson. Floor Covering Weekly’s GreenStep Awards Over the last 25 years, we’ve changed Pinnacle Award Winner our business to help change the world INEX Sustainable Product of the Year (India) by becoming, first and foremost, a purpose-driven company. Sustainable Business Awards (Singapore) Winner, Climate Changes & Best Flagship Initiative GLOBESCAN SUSTAINABILITY SURVEY – 20+ YEAR HISTORY Unilever Patagonia IKEA Only company recognized consistently since survey inception Natura Danone Nestle 18

Radical Reductions in Environmental Impacts 96% 89% 54% Reduction in Greenhouse Gas Reduction in Water Of total raw materials used emissions intensity intake intensity are bio-based or made since 1996 since 1996 of recycled materials 89% 69% 92% Energy use from Reduction in Carbon footprint Reduction in Waste-to-landfill renewable sources of products since 1996 since 1996 Note: Figures represent Interface carpet tile operations as of 2018 19

Carpet Tile Carbon Footprint Comparison CRADLE-TO-GATE CARBON FOOTPRINT, FROM RAW MATERIAL EXTRACTION THROUGH MANUFACTURING 20

Financial Performance

GAAP Financial Results ($ in millions, except EPS) Fourth Quarter Fiscal Year End 2019 2018 Change 2019 2018 Change Net Sales $339 $337 1% $1,343 $1,180 14% Gross Profit 136 122 12% 525 424 24% % of Net Sales 40.0% 36.1% 39.1% 36.0% SG&A Expense 95 97 (2%) 382 327 17% % of Net Sales 28.1% 28.9% 28.4% 27.8% Operating Income 28 4 615% 131 76 71% % of Net Sales 8.2% 1.2% 9.7% 6.5% Net Income 16 6 156% 79 50 58% % of Net Sales 4.8% 1.9% 5.9% 4.3% EPS (Diluted) $0.28 $0.11 155% $1.34 $0.84 60% 22

Adjusted Financial Results* ($ in millions, except EPS) Fourth Quarter Fiscal Year End 2019 2018 Change 2019 2018 Change Net Sales $339 $337 1% $1,343 $1,180 14% Adjusted Gross Profit 137 133 3% 531 456 16% % of Net Sales 40.4% 39.6% 39.6% 38.7% SG&A Expense 95 96 (1%) 382 322 18% % of Net Sales 28.1% 28.5% 28.4% 27.3% Adjusted Operating Income 42 37 11% 150 134 12% % of Net Sales 12.2% 11.1% 11.2% 11.4% Adjusted Net Income 27 24 10% 93 89 5% % of Net Sales 7.9% 7.2% 7.0% 7.5% Adjusted EPS (Diluted) $0.46 $0.41 12% $1.59 $1.49 7% Adjusted EBITDA $54 $54 (0%) $200 $186 7% * See Appendix for a reconciliation on Non-GAAP figures 23

Adjusted EBITDA Growth • Adjusted EBITDA of $200M as of FYE 2019 ADJUSTED EBITDA* ($ in millions) 15% CAGR $225 $200 $200 $186 $175 $152 $150 $142 $125 $100 $75 $50 $25 $0 2016 2017 2018 2019 * See Appendix for a reconciliation on Non-GAAP figures 24

Adjusted Earnings Per Share • Our value creation strategy is generating double digit Adjusted EPS growth ADJUSTED EARNINGS PER SHARE (DILUTED)* 12% CAGR $1.75 $1.59 $1.49 $1.50 $1.25 $1.18 $1.03 $1.00 $0.75 $0.50 $0.25 $0.00 2016 2017 2018 2019 * See Appendix for a reconciliation on Non-GAAP figures 25

Capitalization and Liquidity TOTAL DEBT NET DEBT ($ in millions) ($ in millions) $700 $700 $619 $596 $538 $515 $525 $525 $350 $350 $270 $230 $143 $175 $175 $105 $0 $0 2016 2017 2018 2019 2016 2017 2018 2019 ADJUSTED EBITDA* NET DEBT / ADJUSTED EBITDA* ($ in millions) $250 3.5x 2.9x $200 3.0x $200 $186 2.6x $152 2.5x $142 $150 2.0x $100 1.5x 0.9x 1.0x 0.7x $50 0.5x $0 0.0x 2016 2017 2018 2019 2016 2017 2018 2019 * See Appendix for a reconciliation on Non-GAAP figures 26

Capital Allocation for Value Creation • Investing in the business to fuel our value creation strategy while upholding a disciplined approach to deleveraging • Maintaining strong liquidity with $277 million available under our revolving credit facility as of December 2019 • Reduced total debt by $30 million in fourth quarter 2019 CAPITAL DEPLOYMENT PHILOSOPHY Reinvest in the Invest in strategic initiatives with high returns including organic growth opportunities, Business innovation, manufacturing productivity and salesforce effectiveness Utilize excess cash to pay down debt Reduce Debt Optimize cost of capital and target Net Debt / Adjusted EBITDA below 2x Explore M&A Opportunistically evaluate accretive M&A transactions Opportunities Return Excess Cash Returned $41M to shareowners in 2019 via dividends and stock repurchases to Shareowners 27

Who We Are Established brand Global with a history manufacturing of innovation and a footprint with commitment to industry-leading sustainability gross margins Engaged customer- Leading centric culture global provider Strongest global focused on of commercial sales & marketing performance and flooring: Carpet Tile, capabilities galvanized around LVT, Rubber our sustainability mission 28

Appendix

Appendix: Reconciliation of Non-GAAP Figures ($ in millions, except per share amounts) Q4 2018 Q4 2019 FYE 2018 FYE 2019 Net Sales as Reported (GAAP) $337.1 $339.5 $1,179.6 $1,343.0 Impact of Changes in Currency - 5.2 - 26.2 nora Net Sales adjustment (1) - - - (165.5) Organic Sales $337.1 $344.7 $1,179.6 $1,203.7 Gross Profit as Reported (GAAP) $121.7 $135.7 $424.4 $525.5 Purchase Accounting Amortization 11.8 1.3 32.1 5.9 Adjusted Gross Profit $133.5 $137.0 $456.5 $531.4 Operating Income as Reported (GAAP) $3.9 $27.9 $76.4 $130.9 Purchase Accounting Amortization 11.8 1.3 32.1 5.9 Transaction Related Expenses 1.2 - 5.3 - Restructuring, Asset Impairment and Other Charges 20.5 12.3 20.5 12.9 Adjusted Operating Income* $37.4 $41.5 $134.3 $149.8 Net Income as Reported (GAAP) $6.4 $16.4 $50.3 $79.2 Purchase Accounting Amortization 8.4 0.9 22.7 4.2 Transaction Related Expenses 1.0 - 7.4 - Tax Act Expense (Benefit) (6.7) - (6.7) - Restructuring, Asset Impairment and Other Charges 15.3 9.6 15.3 10.1 Adjusted Net Income $24.4 $26.9 $89.0 $93.5 (1) nora net sales adjustment excludes sales in 2019 where the 2018 comparative period excluded nora activity * Sum of reconciling items may differ from total due to rounding of individual components 30

Appendix: Reconciliation of Non-GAAP Figures ($ in millions, except per share amounts) Q4 2018 Q4 2019 FYE 2018 FYE 2019 Diluted EPS as Reported (GAAP) $0.11 $0.28 $0.84 $ 1.34 Purchase Accounting Amortization 0.14 0.02 0.38 0.08 Transaction Related Expenses 0.02 - 0.12 - Tax Act Expense (Benefit) (0.11) - (0.11) - Restructuring, Asset Impairment and Other Charges 0.26 0.16 0.26 0.17 Adjusted Diluted EPS* $0.41 $0.46 $1.49 $ 1.59 Net Income as Reported (GAAP) $6.4 $16.4 $50.3 $79.2 Income Tax Expense (Benefit) (9.3) 4.9 4.7 22.6 Transaction Related Other Expense - - 4.2 - Interest Expense 6.2 5.5 15.4 25.7 Depreciation and Amortization 12.0 11.4 39.1 44.9 Stock Compensation Amortization 5.3 2.2 14.5 8.7 Transaction and Integration Related Expenses 1.2 - 5.3 - Purchase Accounting Amortization 11.8 1.3 32.1 5.9 Restructuring, Asset Impairment and Other Charges 20.5 12.3 20.5 12.9 Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (AEBITDA) $54.1 $54.0 $186.1 $199.9 * Sum of reconciling items may differ from total due to rounding of individual components 31

Appendix: Reconciliation of Non-GAAP Figures 2016 2017 2018 2019 Diluted EPS as Reported (GAAP) $0.83 $0.86 $0.84 $1.34 Purchase Accounting - - 0.38 0.08 Transaction Related Expenses - - 0.12 - Tax Act Expense (Benefit) - 0.25 (0.11) - Restructuring, Asset Impairment and Other Charges 0.20 0.08 0.26 0.17 Adjusted Diluted EPS* $1.03 $1.18 $1.49 $ 1.59 ($ in millions) 2016 2017 2018 2019 Total Debt $270 $230 $619 $596 Less: Cash (166) (87) (81) (81) Net Debt $105 $143 $538 $515 ($ in millions) 2016 2017 2018 2019 Net Income as Reported (GAAP) $54 $53 $50 $79 Income Tax Expense (Benefit) 25 47 5 23 Transaction Related Other Expense - - 4 - Interest Expense 6 7 15 26 Depreciation and Amortization 31 30 39 45 Stock Compensation Amortization 6 7 15 9 Transaction and Integration Related Expenses - - 5 - Purchase Accounting Amortization - - 32 6 Restructuring, Asset Impairment and Other Charges 20 7 21 13 Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (AEBITDA)* $142 $152 $186 $200 Total Debt / Net Income as Reported (GAAP) 5.0x 4.3x 12.3x 7.5x Net Debt / Adjusted EBITDA 0.7x 0.9x 2.9x 2.6x * Sum of reconciling items may differ from total due to rounding of individual components 32